Exhibit 99.1

Expedia Group, Inc. Announces Launch of Tender Offers for Senior Notes

SEATTLE, WASHINGTON – August 26, 2022 – Expedia Group, Inc. (NASDAQ: EXPE) (the “Company”) today announced that it has commenced tender offers to purchase for cash the debt securities issued by the Company listed in the table below.

Tender Offers for up to $500,000,000 in Aggregate Principal Amount of Securities of Expedia Group, Inc. Listed Below in the Acceptance Priority Levels Listed Below

Title of Security	CUSIP No./ ISIN No.	Principal Amount Outstanding	Acceptance Priority Level(1)	Early Tender Payment(2)(3)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
2.950% Senior Notes due 2031	30212P BH7 / US30212PBH 73; 30212P BF1 / US30212PBF 18; U3010D AM2 / USU3010DA M21	$1,000,000,000	1	$ 50	2.75% UST due 8/15/2032	FIT1	210 bps
3.25% Senior Notes due 2030	30212P AR6 / US30212PAR 64; 30212P AQ8 / US30212PAQ 81; U3010D AG5 / USU3010DA G52	$1,250,000,000	2	$ 50	2.75% UST due 8/15/2032	FIT1	205 bps

The tender offers consist of offers to purchase for cash, on the terms and subject to the conditions set forth in the offer to purchase, dated August 26, 2022 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), the Company’s 2.950% Senior Notes due 2031 (the “2031 Notes”) and 3.25% Senior Notes due 2030 (the “2030 Notes” and, together with the 2031 Notes, the “Securities”), up to $500,000,000 aggregate principal amount of Securities (the “Aggregate Tender Cap”), payable upon settlement for all Securities purchased in the tender offers. The Company reserves the right, but is under no obligation, to increase, decrease or eliminate the Aggregate Tender Cap, subject to applicable law. The amount of each series of Securities that will be purchased will be determined in accordance with the acceptance priority levels set forth in the table above without exceeding the Aggregate Tender Cap and may be prorated as described in the Offer to Purchase. The Company refers investors to the Offer to Purchase for the complete terms and conditions of the tender offers.

[1]	The offers with respect to the Securities (as defined below) are subject to the Aggregate Tender Cap (as defined below) of $500,000,000.
[2]	Per $1,000 principal amount.
[3]

The Total Consideration (as defined below) for Securities (as defined below) validly tendered at or prior to the Early Tender Date (as defined below) and accepted for purchase will be calculated using the applicable Fixed Spread (as defined below) and is inclusive of the Early Tender Payment (as defined below).

The tender offers for the Securities will expire at 11:59 p.m., New York City time, on September 23, 2022, or, in each case, any other date and time to which the Company extends the applicable tender offer (such date and time, as it may be extended with respect to a tender offer, the applicable “Expiration Date”), unless earlier terminated. Holders of Securities must validly tender and not validly withdraw their Securities at or prior to 5:00 p.m., New York City time, on September 9, 2022 (such date and time, as it may be extended with respect to a tender offer, the applicable “Early Tender Date”), to be eligible to receive the applicable Total Consideration (as defined below), which is inclusive of an amount in cash equal to the amount set forth in the table above under the heading “Early Tender Payment” (the “Early Tender Payment”), plus Accrued Interest (as defined below). If a holder validly tenders Securities after the applicable Early Tender Date but at or prior to the Expiration Date, the holder will only be eligible to receive the applicable Late Tender Offer Consideration (as defined below), plus Accrued Interest.

The applicable consideration (the “Total Consideration”) offered for each $1,000 principal amount of each series of Securities validly tendered, and not validly withdrawn, and accepted for purchase pursuant to the applicable tender offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Securities specified in the table above (the “Fixed Spread”) plus the yield to maturity of the applicable U.S. Treasury Reference Security based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the table above as quoted on the applicable Bloomberg Reference Page specified in the table above at 10:00 a.m., New York City time, on September 12, 2022. The “Late Tender Offer Consideration” is equal to the Total Consideration minus the Early Tender Payment.

In addition to the Total Consideration or the Late Tender Offer Consideration, as applicable, all holders of Securities accepted for purchase will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the applicable settlement date (“Accrued Interest”), payable on such settlement date.

Each tender offer will expire on the Expiration Date. Except as set forth below, payment for the Securities that are validly tendered at or prior to the Expiration Date and that are accepted for purchase will be made on a date promptly following the Expiration Date, which is currently anticipated to be September 27, 2022, the second business day after the Expiration Date. The Company reserves the right, in its sole discretion, to make payment for Securities that are validly tendered at or prior to the Early Tender Date and that are accepted for purchase on an earlier settlement date, which, if applicable, is currently anticipated to be September 13, 2022, the second business day after the Early Tender Date.

Tendered Securities may be validly withdrawn at or prior to, but not after, 5:00 p.m., New York City time, on September 9, 2022, unless extended or otherwise required by applicable law (the “Withdrawal Deadline”). Subject to applicable law, the Company may extend an Early Tender Date without extending the corresponding Withdrawal Deadline.

The tender offers are subject to the satisfaction or waiver by the Company of certain conditions as set forth in the Offer to Purchase. The tender offers are not conditioned upon the tender of any minimum principal amount of the Securities, and neither of the tender offers is conditioned on the consummation of the other tender offer.

Information Relating to the Tender Offers

The Offer to Purchase is being distributed to holders beginning today. Goldman Sachs and J.P. Morgan are the dealer managers for the tender offers. Investors with questions regarding the tender offers may contact Goldman Sachs at (800) 828-3182 (toll-free) or (212) 357-1452 (U.S. callers) and J.P. Morgan at (866) 834-4666 (toll-free) or (212) 834-3554 (collect). D.F. King & Co., Inc. is the tender and information agent for the tender offers and can be contacted at (800) 370-1749 (toll-free) (bankers and brokers can call collect at (212) 269-5550) or by email at expe@dfking.com.

None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent or the trustee with respect to any Securities is making any recommendation as to whether holders should tender any Securities in response to any of the tender offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

Holders are urged to evaluate carefully all information in this Offer to Purchase, including the documents incorporated by reference herein, consult their own investment and tax advisors and make their own decisions whether to tender some or all of their Securities. If a holder holds Securities through a custodian bank, broker, dealer, commercial bank, trust company or other nominee, it should contact such custodian or nominee if it wishes to tender its Securities.

The full details of the tender offers, including complete instructions on how to tender Securities, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including materials incorporated by reference therein, because they will contain important information. The Offer to Purchase may be obtained from D.F. King & Co., Inc., free of charge, by calling toll-free at (800) 370-1749 (bankers and brokers can call collect at (212) 269-5550) or by email at expe@dfking.com.

About Expedia Group

Expedia Group, Inc. companies power travel for everyone, everywhere through our global platform. Driven by the core belief that travel is a force for good, we help people experience the world in new ways and build lasting connections. We provide industry-leading technology solutions to fuel partner growth and success, while facilitating memorable experiences for travelers. Our organization is made up of four pillars: Expedia Services, focused on the group’s platform and technical strategy; Expedia Marketplace, centered on product and technology offerings across the organization; Expedia Brands, housing all our consumer brands; and Expedia for Business, consisting of business-to-business solutions and relationships throughout the travel ecosystem. The Expedia Group family of brands includes: Expedia®, Hotels.com®, Expedia® Partner Solutions, Vrbo®, trivago®, Orbitz®, Travelocity®, Hotwire®, Wotif®, ebookers®, CheapTickets®, Expedia Group™ Media Solutions, CarRentals.com™, and Expedia Cruises™.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of the Company’s management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Part I, ITEM 1A, “Risk Factors,” as well as those discussed in the Offer to Purchase. COVID-19, and the volatile regional and global economic conditions stemming from it, and additional or unforeseen effects from the COVID-19 pandemic, could also give rise to or aggravate these risk factors, which in turn could materially adversely affect our business, financial condition, liquidity, results of operations (including revenues and profitability) and/or stock price. Further, COVID-19 may also affect the Company’s operating and financial results in a manner that is not presently known to it or that it currently does not consider to present significant risks to its operations. Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projected,” “seeks,” “should” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Accordingly, you should not place undue reliance on those statements. The Company is not under any obligation to, and does not intend to, publicly update or review any forward-looking statement or other statement in this communication, the Offer to Purchase or in any related supplement the Company prepares or authorizes or in any documents incorporated by reference into the Offer to Purchase, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by these forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this communication, the Offer to Purchase and in the Company’s reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect the Company’s business, prospects and results of operations.

Contacts

Investor Relations Communications

ir@expediagroup.com

press@expediagroup.com